Exhibit 10.12

STOCK OPTION AGREEMENT

The Plan:

The 2005 Molex Incentive Stock Option Plan

(Adopted by the Board of Directors July 28, 2005, and  approved by the Stockholders

October 28, 2005)

The Company:

MOLEX INCORPORATED

The Optionee:

______________________

 a Delaware corporation

who is (check all that apply)

2222 Wellington Court

    a director

Lisle, IL  60532

 x  an employee of the Company

     or a subsidiary thereof

The Company, as a matter of separate inducement and not in lieu of any salary or other compensation for services, has granted to the above identified Optionee, the Option set forth in Part I of this Agreement, upon the terms and conditions of the Plan and subject to the restrictions set forth below.

I. THE OPTION GRANT (Grant No. ________)

A. Type of Option	option is intended to be a
	x	qualified option covered by '422 of the Internal Revenue Code, as amended.
	_	nonqualified option subject to ordinary income tax consequences when exercised.

B. Class of Stock:	Molex Incorporated Class A Common Stock $.05 par value

C. Number of Shares Granted:	______ shares

D. Option Price Per Share:	$________/share

E. Grant Date of Option:	_____________, 200_

F. Vesting Schedule:

1. Initial Waiting Period:	__ year(s) from the Grant Date

2. Exercise Periods:	After the Initial Waiting Period, the option is exercisable as follows:

Option shall vest to the maximum extent of 25% of the total number of shares covered by the option during each of the succeeding 4 years, each commencing with the anniversary of the grant.  The right to exercise shall be cumulative so that the optionee may exercise in any given year those unexpired shares he could have exercised in a prior year but did not.

3. Accelerated Vesting:

Notwithstanding the foregoing, any unexercised portion of an unexpired option becomes 100% vested upon death or total disablement or upon retirement if the conditions set forth in the Plan are satisfied.

G. Expiration Date of Option:	_____________, 200_

H.

Termination of Option

Before Expiration:

One year after death, disablement or retirement; or upon termination of service with the Company for any reason other than death, disablement or retirement.

II.

SUBSEQUENT SALES OF STOCK PURCHASED UNDER THE PLAN

A.

Registration - The shares purchased upon exercise of the option have not been registered under the Securities Act of 1933, as amended (the "Act") or under applicable state securities laws or exemptions thereunder.  The Optionee may not sell stock purchased pursuant to the Plan any time after receipt of the stock certificate.

B.

Sales By An Affiliate - If the Optionee is deemed an "affiliate", he must comply with the provisions of Rule 144 under the Act.  Officers, directors and 10% shareholders are deemed to be "affiliates".  Any other Optionee holding a high management position may also be deemed an "affiliate".  The Optionee recognizes that, if he is deemed an "affiliate", any routine sale of shares purchased hereunder made in reliance upon Rule 144 can be made only in limited amounts in strict accordance with the terms and conditions of that Rule and that, in the event that such Rule is not applicable or available to the Optionee, compliance with Regulation A or some other exemption under the Act will be required.

C.

Company's Obligation to Facilitate Resales Under Securities Laws - The Company is under no obligation whatsoever to register under the Act the shares purchased upon exercise of the option or to comply with, or make available to the Optionee, any exemption under the Act.  The Optionee acknowledges that the Company is under no obligation whatsoever to supply the Optionee any information necessary to enable the Optionee to make routine sales thereunder.

III.

INFORMATION CONTAINED IN PLAN DOCUMENT AND OTHER MATERIALS

A.

Acknowledgment of Receipt - Optionee hereby acknowledges receipt of the Plan document which sets forth the terms and conditions of the option granted hereunder.

B.

Applicability of Plan Document - The terms and conditions of the Plan are incorporated herein and made part of this Agreement.

MOLEX INCORPORATED

________________________________________

________________________________________

F. A. Krehbiel

Optionee

Co-Chairman

________________________________________

J. H. Krehbiel, Jr.

Co-Chairman

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